Contract #1.0430








                               SERVICE AGREEMENT


                                    between


                  TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                      and

                      PENNSYLVANIA GAS AND WATER COMPANY

























                                 April 1, 1995

                               SERVICE AGREEMENT

    THIS AGREEMENT entered into this 1st day of April, 1995, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller," first party, and PENNSYLVANIA GAS AND WATER COMPANY, hereinafter referred to as "Buyer," second party,


                                  WITNESSETH

    WHEREAS, pursuant to the requirements of Order Nos. 636, 636-A and 636-B, issued by the Federal Energy Regulatory Commission, Columbia Gas Transmission Corporation ("Columbia") has assigned to Buyer upstream capacity previously provided under Seller's FT Rate Schedule Service Agreement dated February 1, 1992 (System Contract 0.3168); and

    WHEREAS, upon the effective date of this agreement, the contractual arrangement between Columbia and Seller is terminated and abandonment of service under the FT Rate Schedule Service Agreement dated February 1, 1992 (System Contract 0.3168) is automatically authorized; and

    WHEREAS, Buyer has been assigned Columbia's capacity previously provided under FT Rate Schedule Service Agreement dated February 1, 1992 (System Contract 0.3168), and agrees to such assignment and assumes Columbia's obligations pursuant to the Service Agreement and Seller's FT Rate Schedule of Vol. 1 of its FERC Gas Tariff; and

    WHEREAS, Seller will provide service hereunder to Buyer pursuant to Seller's blanket certificate authorization and Rate Schedule FT for the assigned capacity designated hereinbelow.

    NOW, THEREFORE, Seller and Buyer agree as follows:


                                   ARTICLE I
                          GAS TRANSPORTATION SERVICE

    1. Subject to the terms and provisions of this agreement and of Seller's Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to the dekatherm equivalent of a Transportation Contract Quantity ("TCQ") of 23,900 Mcf per day.

    2. Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller's FERC Gas Tariff.


                                  ARTICLE II
                              POINT(S) OF RECEIPT

    Buyer shall deliver or cause to be delivered gas at the point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller's pipeline system at the varying pressures that may exist in such system from time to time; provided, however, the pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operation pressure(s) of Seller's pipeline

                               SERVICE AGREEMENT
                                  (Continued)


system at such point(s) of receipt. In the event the maximum operating pressure(s) of Seller's pipeline system, at the point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon written notification of Seller to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this agreement shall be:

    See Exhibit A, attached hereto, for points of receipt.


                                  ARTICLE III
                             POINT(S) OF DELIVERY

    Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

    See Exhibit B, attached hereto, for points of delivery and pressures.


                                  ARTICLE IV
                               TERM OF AGREEMENT

    This agreement shall be effective as of April 1, 1995 and shall remain in force and effect until 8:00 a.m. Eastern Standard Time April 1, 1999 and thereafter until terminated by Seller or Buyer upon at least three (3) years prior written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any,
Seller may discontinue service hereunder if (a) Buyer, in Seller's reasonable judgement fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 8.3 of Seller's Rate Schedule FT. As set forth in Section 8 of Article II of Seller's August 7, 1989 revised Stipulation and Agreement in Docket Nos. RP88-68 et.al., (a) pegranted abandonment under Section 284.221(d) of the Commission's Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller's Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.


                                   ARTICLE V
                            RATE SCHEDULE AND PRICE

    1. Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller's Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

                               SERVICE AGREEMENT
                                  (Continued)


    2. Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller's Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

    3. In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller's Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer's request for service under Seller's Rate Schedule FT, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.


                                  ARTICLE VI
                                 MISCELLANEOUS

    1. This Agreement supersedes and cancels as of the effective date hereof the following contract(s):

          FT Service Agreement dated February 1, 1992 (System Contract 0.3168) between Transcontinental Gas Pipe Line Corporation and Columbia Gas Transmission Corporation.

    2. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

    3. The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

    4. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

                               SERVICE AGREEMENT
                                  (Continued)

    5. Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

          (a)   If to Seller:
                Transcontinental Gas Pipe Line Corporation
                P.O. Box 1396
                Houston, Texas  77251
                Attention:

          (b)   If to Buyer:
                Pennsylvania Gas and Water Company
                39 Public Square
                Wilkes-Barre, Pennsylvania  18711
                Attention:  Director of Gas Supply

Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

    IN WITNESS WHEREOF, the  parties  hereto  have  caused  this agreement to be
signed  by  their   respective   officers   or  representatives  thereunto  duly
authorized.

                                     TRANSCONTINENTAL GAS PIPE LINE CORPORATION
                                                                       (Seller)



                                     By
                                        James P. Avioli
                                        Vice President, Gas Control

                                     PENNSYLVANIA GAS AND WATER COMPANY



                                     By
                                        Joseph F. Perugino
                                        Vice President

                                   EXHIBIT A

                                                                Buyer's
                                                              Cumulative
                                                           Mainline Capacity
                                                              Entitlement
Point(s) of Receipt                                            (Mcf/Day)

 1.  Suction Side of Seller's Compressor                         4,063
     Station 30 at the Existing Point of
     Interconnection between Seller's
     Central Texas Lateral and Seller's
     Mainline at Wharton County, Texas.
     (Station 30 TP#7133)

 2.  Existing Point of Interconnection                           4,063
     between Seller and Valero Transmission
     Company (Seller Meter No. 3396) at
     Wharton County, Texas.  (Wharton Valero
     TP#6690)

 3.  Existing Point of Interconnection                           4,063
     between Seller and Meter named
     Spanish Camp (Seller Meter
     No. 3365) Wharton County, Texas.
     (Spanish Camp-Delhi TP#6895)

 4.  Existing Point of Interconnection                           4,063
     between Seller and Meter named Denton
     Cooley #1 (Seller Meter No. 3331), In
     Fort Bend County, Texas (Denton Cooley
     #1-TP#1106)

 5.  Existing Point of Interconnection                           4,063
     between Seller and Meter named Randon
     East (Fulshear) (Seller Meter No. 1427), in Fort Bend County, Texas. (Randon East
     (Fulshear) TP#299)

 6.  Existing Point of Interconnection                           4,063
     between Seller and Houston Pipeline
     Company (Seller Meter No. 3364)
     At Fulshear, Fort Bend County, Texas.
     (Fulshear-HPL TP#6097)

 7.  Existing Point of Interconnection                           4,063
     between Seller and Meter named White
     Oak Bayou-Exxon Gas System, Inc.
     (Seller Meter No. 3545), in Harris
     County, Texas.  (White Oak Bayou-EGSI-
     TP#1036)

                                                                Buyer's
                                                              Cumulative
                                                           Mainline Capacity
                                                              Entitlement
Point(s) of Receipt                                            (Mcf/Day)

 8.  Existing Point of Interconnection                           4,063
     between Seller and Houston Pipeline
     Company (Seller Meter No. 4359) at
     Bammel, Harris County, Texas.
     (Bammel-HPL TP#6014)

 9.  Existing Point of Interconnection                           4,063
     between Seller and Delhi Pipeline
     Company (Seller Meter No. 3346) at
     Hardin County, Texas.  (Hardin-Delhi
     TP#6696)

10.  Existing Point of Interconnection                           4,063
     between Seller and Meter named Vidor
     Field Junction (Seller Meter No. 3554),
     in Jasper County, Texas.  (Vidor Field
     Junction-TP#2337)

11.  Existing Point of Interconnection                           4,063
     between Seller and Meter named Starks
     McConathy (Seller Meter No. 3535), in
     Calcasieu Parish, Louisiana.  (Starks
     McConathy-TP#7346)

12.  Existing Point of Interconnection between                   4,063
     Seller and Meter named DeQuincy Intercon
     (Seller Meter No. 2698), in Calcasieu
     Parish, Louisiana.  (DeQuincy Intercon-
     TP#7035)

13.  Existing Point of Interconnection                           4,063
     between Seller and Meter named DeQuincy
     Great Scott (Seller Meter No. 3357),
     in Calcasieu Parish, Louisiana.
     (DeQuincy Great Scott-TP#6809)

14.  Existing Point of Interconnection between                   4,063
     Seller and Meter named Perkins-Phillips
     (Seller Meter No. 3532), in Calcasieu
     Parish, Louisiana.  (Perkins-Phillips-
     TP#7508)

15.  Existing Point of Interconnection between                   4,063
     Seller and Meter named Perkins (Intercon)
     (Seller Meter No. 3395), in Calcasieu
     Parish, Louisiana.  (Perkins (Intercon)
     -TP#7036)

                                                                Buyer's
                                                              Cumulative
                                                           Mainline Capacity
                                                              Entitlement
Point(s) of Receipt                                            (Mcf/Day)

16.  Existing Point of Interconnection between                   4,603
     Seller and Meter named Perkins East (Seller
     Meter No. 2369), in Beauregard Parish,
     Louisiana.  (Perkins East -TP#139)

17.  Discharge Side of Seller's Compressor                      10,038
     Station 45 at the Existing point of
     Interconnection between Seller's
     Southwest Louisiana Lateral and
     Seller's Mainline Beauregard Parish,
     Louisiana.  (Station 45 TP#7101)

18.  Existing Point of Interconnection                          10,038
     between Seller and Texas Eastern
     Transmission Corporation, (Seller
     Meter No. 4198) at Ragley, Beauregard
     Parish, Louisiana.  (Ragley-TET
     TP#6217)

19.  Existing Point of Interconnection                          10,038
     between Seller and Trunkline Gas
     Company (Seller Meter No. 4215) at
     Ragley, Beauregard Parish, Louisiana.
     (Ragley-Trunkline TP#6218)

20.  Existing Point of Interconnection                          10,038
     between Seller and Tennessee Gas
     Transmission Company (Seller Meter
     No. 3371) at Kinder, Allen Parish,
     Louisiana.  (Kinder TGT-TP#6149)**

21.  Existing Point of Interconnection                          10,038
     between Seller and Texas Gas Transmission
     Corporation (Seller Meter Nos. 3227,
     4314, 4457) at Eunice, Evangeline Parish,
     Louisiana.  (Eunice Mamou Tx. Gas TP#6923)

22.  Suction Side of Seller's Compressor                        14,579
     Station 50 at the Existing Point of
     Interconnection between Seller's Central
     Louisiana Lateral and Seller's Mainline
     Evangeline Parish, Louisiana.  (Station 50
     TP#6948)

23.  Existing Point of Interconnection between                  14,579
     Seller and Columbia Gulf Transmission
     Corporation (Seller Meter No. 3142) at
     Eunice, Evangeline Parish, Louisiana.
     (Eunice Evangeline Col. Gulf TP#6414)

                                                                Buyer's
                                                              Cumulative
                                                           Mainline Capacity
                                                              Entitlement
Point(s) of Receipt                                            (Mcf/Day)

24.  Discharge Side of Seller's Compressor                      14,579
     Station 54 at Seller's Washington
     Storage Field, St. Landry Parish,
     Louisiana (Station 54 TP#6768)

25.  Existing Point of Interconnection                          14,579
     between Seller and Acadian Pipeline
     (Seller Meter No. 3506) in Pointe
     Coupee Parish, Louisiana.  (Morganza-
     Acadian Pipeline TP#7060)

26.  Existing Point of Interconnection                          14,579
     (Seller Meter No. 3272) at M.P. 566.92,
     Morganza Field, Pointe Coupee Parish,
     Louisiana.  (Morganza Field - TP#576)

27.  Existing Point of Interconnection between                  14,579
     Seller and Meter named West Feliciana
     Parish-Creole (Seller Meter No. 4464),
     in West Feliciana Parish, Louisiana.
     (West Feliciana Parish-Creole TP #7165)

28.  Existing Point of Interconnection between                  14,579
     Seller and Mid-Louisiana Gas Company
     (Seller Meter Nos. 4137, 4184, 3229)
     at Ethel, East Feliciana Parish,
     Louisiana.  (Ethel-Mid LA TP#6083)

29.  Existing Point of Interconnection between                  14,579
     Seller and Meter named Liverpool Northwest
     (Seller Meter No. 3390), in St. Helena
     Parish, Louisiana.  (Liverpool Northwest-
     TP#6757)

30.  Suction Side of Seller's Compressor                         9,321
     Station 62 on Seller's Southeast
     Louisiana Lateral in Terrebonne Parish
     Louisiana.  (Station 62 TP#7141)

31.  Existing Point of Interconnection between                   9,321
     Seller and Meter named Texas Gas - TLIPCO-
     Thibodeaux (Seller Meter No. 3533), in
     Lafourche Parish, Louisiana.  (TXGT-TLIPCO
     -Thibodeaux-TP#7206)

                                                                Buyer's
                                                              Cumulative
                                                           Mainline Capacity
                                                              Entitlement
Point(s) of Receipt                                            (Mcf/Day)

32.  Existing Point of Interconnection                           9,321
     between Seller and Meter named
     Romeville-Monterey Pipeline (Seller
     Meter No. 4410), in St. James Parish,
     Louisiana.  (Romeville-Monterey
     Pipeline-TP#580)

33.  Existing Point of Interconnection between                   9,321
     Seller and Meter named St. James CCIPC
     (Seller Meter No. 4462), in St. James
     Parish, Louisiana.  (St. James CCIPC
     TP#7164)**

34.  Existing Point of Interconnection between                   9,321
     Seller and Meter named St. James Faustina
     (St. Amelia) (Seller Meter No. 3328), in
     St. James Parish, Louisiana.  (St. James
     Faustina (St. Amelia) TP#6268)**

35.  Existing Point of Interconnection between                   9,321
     Seller and Meter named St. James Acadian
     (Seller Meter No. 4366), in St. James
     Parish, Louisiana.  (St. James Acadian-
     TP#6677)

36.  Existing Point of Interconnection between                   9,321
     Seller and Meter Named Livingston-Flare
     (Seller Meter No. 3540), in Livingston
     Parish, Louisiana.  (Livingston-Flare-
     TP#8739)

37.  Existing Point of Interconnection between                   9,321
     Seller and Florida Gas Transmission
     Company (Seller Meter No. 3217) at
     St. Helena, St. Helena Parish,
     Louisiana.  (St. Helena FGT-TP#6267)

38.  Existing Point of Interconnection                           9,321
     between Seller and Meter named Beaver
     Dam Creek (Seller Meter No. 3536),
     in St. Helena Parish, Louisiana.
     (Beaver Dam Creek - TP#8218)

39.  Suction Side of Seller's Compressor                        23,900
     Station 65 at the Existing Point of
     Interconnection between Seller's
     Southeast Louisiana Lateral and Seller's
     Mainline St. Helena Parish, Louisiana.
     (Station 65 TP#6685)

                                                                Buyer's
                                                              Cumulative
                                                           Mainline Capacity
                                                              Entitlement
Point(s) of Receipt                                            (Mcf/Day)

40.  Existing Point of Interconnection between                  23,900
     Seller and Meter named Amite County/Koch
     (Seller Meter No. 3332), in Amite County,
     Mississippi (Amite County/Koch-TP#6701)

41.  Existing Point of Interconnection between                  23,900
     Seller and Meter named McComb (Seller Meter
     No. 3461), in Pike County, Mississippi.
     (McComb-TP#6446)

42.  Existing Point of Interconnection                          23,900
     between Seller and United Gas Pipe
     Line Company at Holmesville (Seller
     Meter No. 3150), Pike County,
     Mississippi.  (Holmesville-United TP#6128)

43.  Discharge Side of Seller's Compressor                      23,900
     Station 70 at M.P. 661.77 in Walthall
     County, Mississippi.  (M.P. 661.77-
     Station 70 Discharge-TP#7142)

44.  Existing Point of Interconnection                          23,900
     between Seller and United Gas Pipe
     Line Company at Walthall (Seller Meter
     No. 3095), Walthall County, Mississippi.
     (Walthall-UGPL TP#6310)

45.  Existing Point of Interconnection                          23,900
     between Seller and Meter named Darbun-
     Pruett 34-10 (Seller Meter No. 3446)
     at M.P. 668.46 on Seller's Main
     Transmission Line, Darbun Field,
     Walthall County, Mississippi.  (Darbun
     Pruett TP#6750)

46.  Existing Point of Interconnection between                  23,900
     Seller and Meter named Ivy Newsome (Seller
     Meter No. 3413) in Marion County,
     Mississippi.  (Ivy Newsome-TP#6179)

47.  Existing Point of Interconnection between                  23,900
     Seller and West Oakvale Field at M.P.
     680.47-Marion County, Mississippi.
     (M.P. 680.47-West Oakvale Field-TP#7144)

                                                                Buyer's
                                                              Cumulative
                                                           Mainline Capacity
                                                              Entitlement
Point(s) of Receipt                                            (Mcf/Day)

48.  Existing Point of Interconnection between                  23,900
     Seller and East Morgantown Field at M.P.
     680.47 in Marion County, Mississippi.
     (M.P. 680.47-E. Morgantown Field-TP#7145)

49.  Existing Point of Interconnection                          23,900
     between Seller and Greens Creek Field,
     at M.P. 681.84 Marion County, Mississippi.
     (M.P. 681.84 Greens Creek Field TP#7146)

50.  Existing Point of Interconnection between                  23,900
     Seller and Meter named M.P. 685.00 - Oakvale
     Unit 6-6 in Jefferson Davis County,
     Mississippi.  (M.P. 685.00-Oakvale Unit 6-6
     -TP#1376)

51.  Existing Point of Interconnection between                  23,900
     Seller and Meter named M.P. 687.23 - Oakvale
     Field in Marion County, Mississippi.
     (M.P. 687.23-Oakvale Field-TP#7147)

52.  Existing Point of Interconnection between                  23,900
     Seller and Bassfield at named M.P. 696.40
     in Marion County, Mississippi.  (M.P. 696.40
     Bassfield-TP#9439)

53.  Existing Point of Interconnection between                  23,900
     Seller and Meter named Lithium/Holiday Creek
     -Frm (Seller Meter No. 3418), in Jefferson
     Davis County, Mississippi.  (Lithium/Holiday
     Creek-Frm-TP#7041)

54.  Existing Point of Interconnection between                  23,900
     Seller and S.W. Sumrall Field and Holiday
     Creek at M.P. 692.05-Holiday Creek in
     Jefferson Davis, Mississippi.  (M.P. 692.05
     -Holiday Creek-TP#7159)

55.  Existing Point of Interconnection                          23,900
     between Seller and ANR Pipe Line
     Company at Holiday Creek (Seller
     Meter No. 3241), Jefferson Davis
     County, Mississippi.  (Holiday
     Creek-ANR TP#398)

                                                                Buyer's
                                                              Cumulative
                                                           Mainline Capacity
                                                              Entitlement
Point(s) of Receipt                                            (Mcf/Day)

56.  Existing Point of Interconnection                          23,900
     between Seller and Mississippi Fuel
     Company at Jeff Davis (Seller Meter
     No. 3252), Jefferson Davis County,
     Mississippi.  (Jefferson Davis
     County-Miss Fuels TP#6579)

57.  Existing Point of Interconnection between                  23,900
     Seller and Meter named Jefferson Davis-Frm
     (Seller Meter No. 4420), in Jefferson Davis
     County, Mississippi.  (Jefferson Davis-Frm-
     TP#7033)

58.  Existing Point of Interconnection between                  23,900
     Seller and Carson Dome Field M.P. 696.41 in Jefferson Davis County, Mississippi.
     (M.P. 696.41-Carson Dome Field-TP#7148)

59.  Existing Point of Interconnection                          23,900
     between Seller and Meter Station named
     Bassfield-ANR Company at M.P. 703.17
     on Seller's Main Transmission Line
     (Seller Meter No. 3238), Covington
     County, Mississippi.  (Bassfield-ANR
     TP#7029)

60.  Existing Point of Interconnection between                  23,900
     Seller and Meter named Patti Bihm #1
     (Seller Meter No. 3468), in Covington County,
     Mississippi.  (Patti Bihm #1-TP#7629)

61.  Discharge Side of Seller's Compressor                      23,900
     at Seller's Eminence Storage Field (Seller
     Meter No. 4166 and 3160) Covington County,
     Mississippi.  (Eminence Storage TP#5561)

62.  Existing Point of Interconnection between                  23,900
     Seller and Dont Dome Field at M.P. 713.39 in Covington County, Mississippi.
     (M.P. 713.39-Dont Dome-TP#1396)

63.  Existing Point of Interconnection                          23,900
     between Seller and Endevco in Covington
     County, Mississippi.  (Hattiesburg-
     Interconnect storage TP#1686)

64.  Existing Point at M.P. 719.58 on                           23,900
     Seller's Main Transmission Line
     (Seller Meter No. 3544), Centerville
     Dome Field, Jones County, Mississippi.
     (Centerville Dome Field-TP#1532)

                                                                Buyer's
                                                              Cumulative
                                                           Mainline Capacity
                                                              Entitlement
Point(s) of Receipt                                            (Mcf/Day)

65.  Existing Point of Interconnection                          23,900
     between Seller and Meter named
     Calhoun (Seller Meter No. 3404), in
     Jones County, Mississippi.  (Calhoun-
     TP#378)

66.  Existing Point at M.P. 727.78 on                           23,900
     Seller's Main Transmission Line,
     Jones County, Mississippi.  (Jones
     County-Gitano TP#7166)

67.  Existing Point of Interconnection                          23,900
     between Seller and a Meter named
     Koch Reedy Creek (Seller Meter No. 3333),
     Jones County, Mississippi.  (Reedy Creek-
     Koch TP#670)

68.  Existing Point of Interconnection between                  23,900
     Seller and Meter named Sharon Field
     (Seller Meter No. 3000), in Jones County,
     Mississippi.  (Sharon Field-TP#419)

69.  Existing Point of Interconnection                          23,900
     between Seller and Tennessee Gas
     Transmission Company at Heidelberg
     (Seller Meter No. 3109), Jasper
     County, Mississippi.  (Heidelberg-
     Tennessee TP#6120)

70.  Existing Point of Interconnection                          23,900
     between Seller and Mississippi Fuel
     Company at Clarke (Seller Meter No. 3254),
     Clarke County, Mississippi.  (Clarke
     County-Miss Fuels TP#6047)

71.  Existing Point of Interconnection                          23,900
     between Seller and Meter named Clarke
     County-Koch at M.P. 757.29 in Clarke
     County, Mississippi.  (Clarke County-
     Koch-TP#5566)

72.  Existing Point of Interconnection between                  23,900
     Seller's mainline and Mobile Bay Lateral at M.P. 784.66 in Choctaw County, Alabama.
     (Station 85 - Mainline Pool TP#6971)

73.  Existing Point of Interconnection between                  23,900
     Seller and Magnolia Pipeline in Chilton
     County, Alabama.  (Magnolia Pipeline
     Interconnect-TP#1808)
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                                                                Buyer's
                                                              Cumulative
                                                           Mainline Capacity
                                                              Entitlement
Point(s) of Receipt                                            (Mcf/Day)

74.  Existing Point of Interconnection between                  23,900
     Seller and Southern Natural Gas Company,
     (Seller Meter No. 4087) at Jonesboro,
     Clayton County, Georgia.  (Jonesboro-SNG-
     TP#6141)



Buyer shall not tender, without the prior consent of Seller, at any point(s) of receipt on any day a quantity in excess of the applicable Buyer's Cumulative Mainline Capacity Entitlement for such point(s) of receipt.


* These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in Article V, 2 of this Service Agreement, which are subject to change as provided for in Article V, 2 hereof.

**   Receipt of gas by displacement only.
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                                   EXHIBIT B

Points(s) of Delivery                          Pressure(s)

1.  A point of interconnection between the     Not less than fifty (50) pounds
    facilities of Columbia Gas Transmission    per square inch gauge or at such
    and Transco at Scranton Spring-Brook       other pressures as may be agreed
    Meter Station, located near Muncy,         upon in the day-to-day operations
    Lycoming County, Pennsylvania.             of Buyer and Seller.

2.  A point of interconnection between the     Not less than fifty (50) pounds
    facilities of Columbia Gas Transmission    per square inch gauge or at such
    and Transco at Old Lycoming Meter          other pressures as may be agreed
    Station, located near the intersection     upon in the day-to-day operations
    of Legislative No. 41033 and Route         of Buyer and Seller.
    No. 410 in Lycoming County,
    Pennsylvania.

3.  A point of interconnection between the     Not less than fifty (50) pounds
    facilities of Columbia Gas Transmission    per square inch gauge at such
    and Transco at Tamarack-Renova             other pressures as may be agreed
    Meter Station located near the end         upon in the day-to-day operations
    of Transco's Leidy Line in Clinton         of Buyer and Seller.
    County, Pennsylvania.

4.  Seller's Eminence Storage Field,           Prevailing pressure in Seller's
    Covington County, Mississippi.             pipeline system not to exceed
                                               maximum allowable operating
                                               pressure.
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